                                                                    EXHIBIT 24.1
                                                                    ------------



                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that AOA HOLDING LLC, a Minnesota limited liability company (the "Company"), and each of the undersigned governors of the Company, hereby constitutes and appoints Stephen Adams, Abe Levine and J. Kevin Gleason and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and his name, place and stead, in any and all capacities to sign, execute, affix, its seal thereto and file one or more Registration Statement on Form S-4 or any other applicable form under the Securities Act of 1933, as amended, and amendments thereto, including pre-effective and post-effective amendments, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, relating the offering of up to $50,000,000 of 10-3/8% Senior Notes due 2006 (the "Notes") offered by, and are the joint and several obligations of, AOA Capital Corp, a Minnesota corporation, and the Company.

     There is hereby granted to said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in respect of the foregoing as fully as he or himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument and any of the undersigned governors may execute this Power of Attorney by signing any such counterpart.

     IN WITNESS WHEREOF, AOA HOLDING LLC has caused this Power of Attorney to be executed in its name by its Chief Executive Officer and President on the 25/th/

day of June, 1999.


                                   AOA HOLDING LLC


                                   By /s/ J. Kevin Gleason
                                          J. Kevin Gleason
                                          Chief Executive Officer and President

     The undersigned, governors of AOA HOLDING LLC, have hereunto set their hands as of the 25/th/ day of June, 1999.


/s/ Stephen Adams
Stephen Adams


/s/ J. Kevin Gleason
J. Kevin Gleason


/s/ George Pransky
George Pransky


/s/ David Frith-Smith
David Frith-Smith


/s/ Andris A. Baltins
Andris A. Baltins

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that AOA CAPITAL CORP, a Minnesota corporation (the "Company"), and each of the undersigned directors of the Company, hereby constitutes and appoints Stephen Adams, Abe Levine and J. Kevin Gleason and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and his name, place and stead, in any and all capacities to sign, execute, affix, its seal thereto and file one or more Registration Statement on Form S-4 or any other applicable form under the Securities Act of 1933, as amended, and amendments thereto, including pre-effective and post-effective amendments, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, relating the offering of up to $50,000,000 of 10-3/8% Senior Notes due 2006 (the "Notes") offered by, and are the joint and several obligations of, AOA Holding LLC, a Minnesota limited liability company, and the Company.

     There is hereby granted to said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in respect of the foregoing as fully as he or himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument and any of the undersigned directors may execute this Power of Attorney by signing any such counterpart.

     IN WITNESS WHEREOF, AOA CAPITAL CORP has caused this Power of Attorney to be executed in its name by its Chief Executive Officer and President on the 25/th/ day of June, 1999.


                                   AOA CAPITAL CORP


                                   By /s/ J. Kevin Gleason
                                          J. Kevin Gleason
                                          Chief Executive Officer and President

     The undersigned, directors of AOA CAPITAL CORP, have hereunto set their hands as of the 25/th/ day of June, 1999.


/s/ Stephen Adams
Stephen Adams


/s/ J. Kevin Gleason
J. Kevin Gleason


/s/ George Pransky
George Pransky


/s/ David Frith-Smith
David Frith-Smith


/s/ Andris A. Baltins
Andris A. Baltins

                                       2